TransMontaigne Partners LLC

TransMontaigne Lender Presentation

January 2026








TRANSMONTAIGNE

Disclaimer

Special Notice regarding Material Non-Public Information

THE COMPANY AND SPONSOR HAVE REPRESENTED THAT THE INFORMATION CONTAINED IN THIS LENDER PRESENTATION IS EITHER PUBLICLY AVAILABLE OR DOES NOT CONSTITUTE MATERIAL NON-PUBLIC INFORMATION WITH RESPECT TO THE SPONSOR, THE COMPANY, ITS SUBSIDIARIES OR THEIR RESPECTIVE SECURITIES FOR PURPOSES OF UNITED STATES FEDERAL AND STATE SECURITIES LAWS. THE RECIPIENT OF THIS LENDER PRESENTATION HAS STATED THAT IT DOES NOT WISH TO RECEIVE MATERIAL NON-PUBLIC INFORMATION WITH RESPECT TO THE SPONSOR, THE COMPANY, ITS SUBSIDIARIES OR THEIR RESPECTIVE SECURITIES AND ACKNOWLEDGES THAT OTHER LENDERS HAVE RECEIVED A LENDER PRESENTATION THAT CONTAINS ADDITIONAL INFORMATION WITH RESPECT TO THE SPONSOR, THE COMPANY, ITS SUBSIDIARIES OR THEIR RESPECTIVE SECURITIES THAT MAY BE MATERIAL. THE COMPANY, THE SPONSOR, AND THE ARRANGERS DO NOT TAKE ANY RESPONSIBILITY FOR THE RECIPIENT'S DECISION TO LIMIT THE SCOPE OF THE INFORMATION IT HAS OBTAINED IN CONNECTION WITH ITS EVALUATION OF THE COMPANY, THE SPONSOR AND THE FACILITIES.

Disclaimer

Notice to and Undertaking by Recipients

This Lender Presentation (the "Lender Presentation") has been prepared solely for informational purposes from information supplied by or on behalf of TransMontaigne Operating Company L.P. (the "Company") and ArcLight Capital Partners (the "Sponsor"), and is being furnished by Barclays Bank PLC and other arrangers (collectively, the "Arrangers") to you in your capacity as a prospective lender (the "Recipient") in considering the proposed Credit Facilities described in the Lender Presentation (the "Facilities").

ACCEPTANCE OF THIS LENDER PRESENTATION CONSTITUTES AN AGREEMENT TO BE BOUND BY THE TERMS OF THIS NOTICE TO AND UNDERTAKING BY RECIPIENTS (THIS "NOTICE AND UNDERTAKING") AND THE SPECIAL NOTICE SET FORTH ON THE COVER PAGE HEREOF (THE "SPECIAL NOTICE"). IF THE RECIPIENT IS NOT WILLING TO ACCEPT THE LENDER PRESENTATION AND OTHER EVALUATION MATERIAL (AS DEFINED HEREIN) ON THE TERMS SET FORTH IN THIS NOTICE AND UNDERTAKING AND THE SPECIAL NOTICE, IT MUST RETURN THE LENDER PRESENTATION AND ANY OTHER EVALUATION MATERIAL TO THE ARRANGERS IMMEDIATELY WITHOUT MAKING ANY COPIES THEREOF, EXTRACTS THEREFROM OR USE THEREOF AND, IF APPLICABLE, IMMEDIATELY TERMINATE ACCESS TO THE RELATED SYNDTRAK SITE.

I. Confidentiality

As used herein: (a) "Evaluation Material" refers to the Lender Presentation and any other information regarding the Company, the Sponsor or the Facilities furnished or communicated to the Recipient by or on behalf of the Company or Sponsor in connection with the Facilities (whether prepared or communicated by the Arrangers, the Company, or the Sponsor, their respective advisors or otherwise) and (b) "Internal Evaluation Material" refers to all memoranda, notes, and other documents and analyses developed by the Recipient using any of the information specified under the definition of Evaluation Material.

The Recipient acknowledges that the Company and Sponsor considers the Evaluation Material to include confidential, sensitive and proprietary information and agrees that it shall use reasonable precautions in accordance with its established procedures to keep the Evaluation Material and Internal Evaluation Material confidential; provided however that (i) it may make any disclosure of such information to which the Company, the Sponsor and the Arrangers give their prior written consent and (ii) any of such information may be disclosed to it, its affiliates and their respective partners, directors, officers, employees, agents, advisors and other representatives (collectively, "Representatives") (it being understood that such Representatives shall be informed by it of the confidential nature of such information and shall be directed by the Recipient to treat such information in accordance with the terms of this Notice and Undertaking and the Special Notice). The Recipient agrees to be responsible for any breach of this Notice and Undertaking or the Special Notice that results from the actions or omissions of its Representatives.

The Recipient shall be permitted to disclose the Evaluation Material and Internal Evaluation Material in the event that it is required by law or regulation or requested by any governmental agency or other regulatory authority (including any self-regulatory organization) or in connection with any legal proceedings. The Recipient agrees that it will notify the Arrangers, the Company and the Sponsor as soon as practical in the event of any such disclosure (other than at the request of a regulatory authority), unless such notification shall be prohibited by applicable law or legal process.

The Recipient shall have no obligation hereunder with respect to any Evaluation Material or Internal Evaluation Material to the extent that such information (i) is or becomes publicly available other than as a result of a disclosure by the Recipient or its Representatives in violation of this agreement, or (ii) was within the Recipient's possession prior to its being furnished pursuant hereto or becomes available to the Recipient on a non-confidential basis from a source other than the Company, the Sponsor, the Arrangers or their respective agents, provided that the source of such information was not known by the Recipient to be bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the Company, the Sponsor, the Arrangers or any other party with respect to such information.

Disclaimer

In the event that the Recipient of the Evaluation Material decides not to participate in the transactions described herein, upon request of the Arrangers, the Recipient shall as soon as practicable return all Evaluation Material (other than Internal Evaluation Material) to the Arrangers or represent in writing to the Arrangers that the Recipient has destroyed all copies of the Evaluation Material (other than Internal Evaluation Material) unless prohibited from doing so by the Recipient's internal policies and procedures, and treat any Internal Evaluation Material as confidential in accordance with its internal policies and procedures.

II. Information

The Recipient acknowledges and agrees that (i) the Arrangers received the Evaluation Material from third party sources (including the Company and Sponsor) and it is provided to the Recipient for informational purposes, (ii) the Arrangers and their respective affiliates bear no responsibility (and shall not be liable) for the accuracy or completeness (or lack thereof) of the Evaluation Material or any information contained therein, (iii) no representation regarding the Evaluation Material is made by the Arrangers or any of their respective affiliates, (iv) neither the Arrangers nor any of their respective affiliates have made any independent verification as to the accuracy or completeness of the Evaluation Material, (v) the Arrangers and their respective affiliates shall have no obligation to update or supplement any Evaluation Material or otherwise provide additional information and (vi) none of the Arrangers or their respective affiliates shall have any liability with respect to the unauthorized use or misuse of the Lender Presentation or any related marketing material by any Recipient.

The Evaluation Material has been prepared to assist interested parties in making their own evaluation of the Company, the Sponsor and the Facilities and does not purport to be all-inclusive or to contain all of the information that a prospective participant may consider material or desirable in making its decision to become a lender. The Recipient should take such steps as it deems necessary to assure that it has the information it considers material or desirable in making its decision to become a lender and should perform its own independent investigation and analysis of the Facilities or the transactions contemplated thereby and the creditworthiness of the Company. The Recipient represents that it is sophisticated and experienced in extending credit to entities similar to the Company and that it is engaged in making, acquiring or holding commercial loans in the ordinary course. The Recipient understands that the Facility sets forth the terms of a commercial lending facility, and not any other type of financial instrument, and agrees not to assert a claim in contravention of the foregoing. The information and data contained herein are not a substitute for the Recipient's independent evaluation and analysis and should not be considered as a recommendation by the Arrangers or any of their respective affiliates that any Recipient enter into the Facilities. The Recipient acknowledges that each Arranger's activities in connection with the Facilities are undertaken by such Arranger as a principal on an arms-length basis and no Arranger has any fiduciary, advisory or similar responsibilities in favor of the Recipient in connection with the Facilities or the process related thereto.

The Evaluation Material may include certain forward-looking statements and projections provided by the Company or Sponsor. Any such statements and projections reflect various estimates and assumptions by the Company or Sponsor concerning anticipated results. No representations or warranties are made by the Company, the Sponsor, the Arrangers or any of their respective affiliates as to the accuracy of any such statements or projections. Whether or not any such forward-looking statements or projections are in fact achieved will depend upon future events some of which are not within the control of the Company or the Sponsor. Accordingly, actual results may vary from the projected results and such variations may be material. Statements contained herein describing documents and agreements are summaries only and such summaries are qualified in their entirety by reference to such documents and agreements.

III. General

It is understood that unless and until a definitive agreement regarding the Facilities between the parties thereto has been executed, the Recipient will be under no legal obligation of any kind whatsoever with respect to the Facilities by virtue of this Notice and Undertaking except for the matters specifically agreed to herein and in the Special Notice.

Disclaimer

The Recipient agrees that money damages would not be a sufficient remedy for breach of this Notice and Undertaking or of the Special Notice, and that in addition to all other remedies available at law or in equity, the Company, the Sponsor and the Arrangers shall be entitled to equitable relief, including injunction and specific performance, without proof of actual damages.

This Notice and Undertaking and the Special Notice together embody the entire understanding and agreement between the Recipient and the Arrangers with respect to the Evaluation Material and the Internal Evaluation Material and supersede all prior understandings and agreements relating thereto. The terms and conditions of this Notice and Undertaking and the Special Notice shall apply until such time, if any, that the Recipient becomes a party to the definitive agreements regarding the Facilities, and thereafter the provisions of such definitive agreements relating to confidentiality shall govern. If you do not enter into the Facilities, the application of this Notice and Undertaking and the Special Notice shall terminate with respect to all Evaluation Material and Internal Evaluation Material on the date falling one year after the date of the Lender Presentation.

This Notice and Undertaking and the Special Notice shall be governed by and construed in accordance with the law of the State of New York, without regard to principles of conflicts of law (except Section 5-1401 of the New York General Obligation Law to the extent that it mandates that the law of the State of New York govern).

Executive Summary

Executive Summary

- **TransMontaigne Partners LLC ("TransMontaigne" or the "Company") is a premier pure-play midstream terminal infrastructure platform focused on stable, fee-based revenue streams.**
  - Mission critical, highly diversified portfolio of scale comprised of 50 terminals (c. 41.8 Mmbbls of capacity) located across 8 regions.
  - Long track record of stable, predictable performance driven by predominantly fee-based, contracted revenue streams.
  - Strong free cash flow conversion, averaging 52% of revenue since 2022[1].
  - 9/30/2025 LTM Adj. EBITDA of ~$210 million[2] ($198 million pro forma for the sale of Fisher Island).
- **After its take-private transaction by ArcLight Energy Partners VI ("ArcLight") in 2019, TransMontaigne continues to successfully execute on its growth and financing strategy.**
  - Increased Adj. EBITDA from $133 million in 2018 to ~$210 million[2] (58%) by successfully executing highly accretive growth projects, acquiring assets in the PNW, and recontracting.
- **On October 8, 2025, TransMontaigne successfully closed the $180 million Fisher Island Terminal sale, using net proceeds to repay existing Term Loan B debt. In addition to Fisher Island, the Company has an outstanding sales agreement for its Fairfax Terminal.**
  - Fairfax Terminal: Approximately $30.75 million sale price (15x terminal EBITDA) with expected closing on or around June 30, 2026, subject to customary closing conditions.
- **TransMontaigne is seeking to reprice and extend its existing ~$938 million[3] Senior Secured Term Loan B (the "Repricing").**
  - Upon effectiveness of the Repricing, the 101% soft call premium will be reinstated for six months.
  - Extends Term Loan B maturity by ~1.25 years to 3/16/2030 (91 days ahead of bond maturity).

TransMontaigne is requesting commitments for the proposed Term Loan B Amendment by 12 PM EST on Thursday, January 29th.

Amendment Summary

Term	Existing	Proposed
Spread	S + 250 bps	S + 200-225 bps
Floor	0.50%	0.50%
OID	--	100 (existing), 99.75 (new money)
Maturity	11/17/2028	3/16/2030

1. Free Cash Flow defined as Adj. EBITDA – Maintenance Capex – Income Taxes.
2. LTM EBITDA as of Q3'25 filings.
3. Reflects TLB balance as of January 2026.

Current Capitalization

Summary

- TransMontaigne Operating Company L.P. intends to reprice and extend its existing ~$938 million Senior Secured Term Loan B.
  - § Existing: S + 250 / 0.50% Floor.
  - § Reprice: S + 200-225 @ par (existing) / 99.75 (new money).
- Pro forma balance incorporates the Fisher Island terminal sale, with $175 million of net proceeds used to reduce the Term Loan B in 4Q25.

Current Capitalization

($ in millions)	9/30/2025A	Adjustment	Fisher Island Pro Forma	xLTM EBITDA
Cash & Cash Equivalents	$54	$0	$54	
Secured Debt				
Senior Secured Revolving Credit Facility ($150 million)	$0	$0	$0	
Senior Secured Term Loan	1,113	(175)[1]	938[2]	
Total TransMontaigne Secured Debt	**$1,113**	**($175)**	**$938**	
Net TransMontaigne Secured Debt	*$1,059*		*$884*	*4.5x*
Unsecured Debt				
8.500% Senior Notes due 2030	$500	$0	$500	
Total TransMontaigne Partners Debt	**$1,613**	**($175)**	**$1,438**	
Net TransMontaigne Partners Debt	*$1,559*	*($175)*	*$1,384*	*7.0x*
Operating Statistics				
LTM EBITDA	$210	($12)	$198	
Liquidity				
Cash & Cash Equivalents	$54		$54	
Credit Facility Commitments	150		150	
Drawn Amount	-		-	
Letters of Credit	(0)		(0)	
Total Liquidity	**$203**		**$203**	

Company has successfully reduced secured and consolidated net leverage by 0.8x and 1.0x in the last 2 years

1. $5 million of the $180 million Fisher Island sale proceeds were used to pay closing costs.
2. Reflects TLB balance as of January 2026.

Growth Projects

Energy Transition driving attractive projects

Long history of successful organic growth projects

- TransMontaigne has a long history of successfully executing **large-scale organic projects on time and on budget** at EBITDA build multiples of ~5x.
- TransMontaigne has executed over $150 million of growth capital over the last 5 years.
- Recently, TransMontaigne has successfully executed organic growth projects to **increase terminal storage capacity and accessibility.**
- The company has a clear line of sight on multiple captive, organic growth opportunities with advanced negotiations for projects in the near-term.
- **Substantially all growth-related capital projects have the capability of supporting Energy Transition**, further demonstrating TransMontaigne's commitment to emissions reduction.
  - TransMontaigne's footprint is well positioned to **capitalize on Energy Transition.**
  - TransMontaigne aims to **optimize existing terminals and convert legacy infrastructure to renewable** products where economically feasible.

Planned Near Term Growth Project Pipeline

Type	Project Description	Contract Status	Service
Energy Transition	• Convert 2nd idle 500,000-barrel crude tank to clean products storage; On-revenue December 2025	Executed	Q4 2025
Traditional	• Diamondback Pipeline; On-revenue January 2026	Executed	Q1 2026
Energy Transition	• Convert 3rd 500,000-barrel crude tank to clean products storage	Planned	Q2 2027
Energy Transition	• Rail and truck rack expansion on existing property to facilitate efficient movement of ethanol, renewable feedstocks, and gasoline blending components. Within weeks of receiving key permits to initiate construction	Planned	Q4 2027
Energy Transition	• New tank construction to support renewable product storage. Recently received key permits to initiate construction	Planned	Q4 2027
Energy Transition	• Install 5,000 railcar per year site and associated logistics. Recently received key permits to initiate construction	Planned	Q4 2027

Noteworthy Updates and Initiatives

Noteworthy Updates and 2026 Initiatives	
Asset Sales	• On January 22, 2025, TransMontaigne announced it had entered into separate agreements to sell its Fisher Island and Fairfax Terminals. • Closed $180 million Fisher Island transaction on October 8, 2025, with $175 million of net proceeds directed toward Term Loan B repayment. § Following the Fisher Island closing, TransMontaigne will lease the terminal from the buyer to allow the company to continue servicing its current customer agreements through approximately May 2027. • Fairfax Terminal sale is expected to close on June 30, 2026 with approximately $30.8 million of proceeds from the transaction used to repay the Term Loan B.
Southeast Rack Terminals Recontracting	• Have replaced the majority of the revenue with new contracts and are in active discussions with several other potential customers. § Current contract ends April 2026.
Growth Projects	• TransMontaigne has a history of successfully executing organic growth projects on time and on budget at EBITDA build multiples of ~5x. ▪ Conversion of a second idle 500 Mbbl tank from crude to gasoline service in Martinez, CA at a cost of $16 million with $5.8 million of incremental EBITDA beginning December 2025. ▪ Recommission Diamondback Pipeline in Brownsville, TX at a cost of $11 million with $4 million of incremental EBITDA beginning January 2026 moving to a minimum of $7 million annually in January 2027. • Over the next few years, TransMontaigne has strong visibility into additional captive, organic growth opportunities, with permitted expansion projects advancing toward completion upon contract initiation. ▪ Approximately $80 million of future capital spend for "Planned" growth projects.